Short-Term Loans and Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Short-Term Loans and Long-Term Debt
9.	Short-Term Loans and Long-Term Debt

Short-term loans consisting of bank borrowings at December 31, 2017 and 2016 were ¥33,398 million and ¥601 million, respectively. The weighted average interest rate on short-term borrowings outstanding at December 31, 2017 was 0.52%.

Long-term debt consisted of the following:

	December 31
	2017	2016
	(Millions of yen)
Loan from the banks; bearing interest of 0.06% at December 31, 2017 and 0.13% at December 31, 2016 *1	490,000	610,000
Other debt *2	9,168	2,538

	499,168	612,538
Less current portion	(5,930)	(1,249)

	493,238	611,289

*1	On January 31, 2017, Canon entered into the unsecured revolving credit facility contracts expiring in December 2021 in order to refinance the bank term loan which was due in 2017. Canon prepaid ¥120,000 million of the loan with cash flows generated during the year. The outstanding loans under the credit facilities are ¥490,000 million at a floating interest of 0.06% and Canon has no unused credit facilities as of December 31, 2017.

*2	The other debt consisted of term-loans and capital lease obligations as of December 31, 2017 and 2016.

The aggregate annual maturities of long-term debt outstanding at December 31, 2017 were as follows:

(Millions of yen)
Year ending December 31:
2018	5,930
2019	2,372
2020	404
2021	490,342
2022	48
Thereafter	72

499,168

Both short-term and long-term bank loans are primarily made under general agreements which provide that security and guarantees for present and future indebtedness will be given upon request of the bank, and that the bank shall have the right to offset cash deposits against obligations that have become due or, in the event of default, against all obligations due to the bank.